SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2002

CLARENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26441	77-0433687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chesapeake Drive
Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 306-7511

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 3.    Bankruptcy or Receivership.

On December 13, 2002, Clarent Corporation (the “Company”) filed a voluntary petition for reorganization under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Bankruptcy Court”) for the Northern District of California, San Francisco Division (case no. 02-33504). Pursuant to Chapter 11 of the Bankruptcy Code, the Company is authorized to operate its business as debtor in possession while being subject to the supervision and orders of the Bankruptcy Court. A copy of the Company’s press release with respect to this matter is included herein as Exhibit 99.1.

Item 5.    Other Events.

On December 13, 2002, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Verso Technologies, Inc., a Minnesota corporation (“Verso”), pursuant to which Verso has agreed to purchase from the Company substantially all of the business assets of the Company together with certain assumed obligations and liabilities relating to such assets (the “Asset Purchase”) for an aggregate purchase price of $9.8 million (the “Purchase Price”), to be paid using a combination of cash and/or debt of Verso.

On December 16, 2002, the Company issued a press release announcing that it had entered into the Purchase Agreement. As contemplated by the Purchase Agreement and as explained above, the Company filed a voluntary petition for reorganization under the provisions of Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. Consequently, the consummation of the Asset Purchase is subject to the approval of the Bankruptcy Court, through entry of an order reasonably satisfactory to Verso approving the Asset Purchase. There can be no assurance that the Bankruptcy Court will issue this order.

The Purchase Agreement contains representations, warranties, covenants and agreements customary for transactions similar to those contemplated by the Asset Purchase. The Purchase Agreement may be terminated under certain circumstances described therein.

The foregoing descriptions of the Asset Purchase and the Purchase Agreement are qualified in their entirety by reference to the Purchase Agreement which is incorporated by reference into Exhibit 2.1 to this Report and incorporated herein by reference. In addition, a copy of the Company’s press release with respect to this matter is included herein as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Description
2.1
Asset Purchase Agreement dated as of December 13, 2002, between the Company and Verso. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request) (1)

99.1	Press Release, dated December 16, 2002

(1)	Incorporated by reference to Exhibit 2.1 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on December 17, 2002 (Commission File Number 000-22190).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARENT CORPORATION

Date:	December 17, 2002	/s/ H. MICHAEL HOGAN III
H. Michael Hogan III Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Asset Purchase Agreement dated as of December 13, 2002, between the Company and Verso. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request) (1)

99.1	Press Release, dated December 16, 2002

(1)	Incorporated by reference to Exhibit 2.1 filed with Verso Technologies, Inc.’s (NASDAQ:VRSO) Form 8-K filed on December 17, 2002 (Commission File Number 000-22190).